Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies [Text Block]

NOTE 18. COMMITMENTS AND CONTINGENCIES

Operating Lease Agreements – Operating lease commitments include the commitments under the lease agreements for the Group’s office premises. The Group leases twelve office facilities throughout China under non-cancelable operating leases with various expiration dates. The amounts of commitments for non-cancelable operating leases in effect at December 31, 2011, were as follows:

	Chinese Yuan
	(Renminbi)	U.S. Dollars
2012	¥6,834,826	$1,085,944
2013	5,173,468	821,981
2014	3,831,232	608,721
2015	1,223,597	194,410
2016	-	-
Total	¥17,063,123	$2,711,056

The Group incurred rental expense, of RMB5,477,804, RMB6,028,173 and RMB7,899,217 (US$1,255,059)for the years ended December 31, 2009, 2010 and 2011, respectively. All leases agreements have different lease periods, ranging from 1 year to 4 years.

Software Infringement Indemnity – Standard software license agreements contain an infringement indemnity clause under which the company agrees to indemnify and hold harmless customers and business partners against liability and damages arising from claims of various copyright or other intellectual property infringements by their software products. The terms constitute a form of guarantee that is subject to the provision.

We estimate the fair value of our indemnification obligations as insignificant, based on our historical experience concerning product and patent infringement claims. Accordingly, we have no liabilities recorded for indemnification under these agreements as of December 31, 2010 and 2011.

Litigation – In August 2002, the Group was sued for the termination of contracts between the Group and another party. The other party sued for costs and losses in the amount of RMB665,500 (US$82,464). The case was resolved on September 26, 2008 and the Group is liable to pay RMB403,300. The Group recorded this amount in other payables as of December 31, 2010. It was paid in 2011.

The Group from time to time is involved in disputes and litigation arising out of the normal course of business. On October 12, 2011, the plaintiff, Microsoft Corporation, filed four software copyright infringement claims against eFuture Beijing at Wuhan Intermediate People’s Court. Under these claims, the plaintiff demands eFuture Beijing’s immediate cease of use of the infringing software products, a damage of total RMB2,000,000 (US$317,768) for the loss suffered by the plaintiff, the recovery for reasonable expenses incurred to the plaintiff and the litigation fees. eFuture Beijing disagrees that Wuhan Intermediate People’s Court has the jurisdiction to hear these cases, and is currently in the process of requesting a review of jurisdiction from the Supreme People’s Court. The Group evaluated that the compensation appealed by the plaintiff was not sufficiently supported by a reasonable basis. Thus the Group did not have any base for estimates of potential losses.

The Group was not aware of any potential unasserted claims that would have a material effect on the Company’s financial condition or results of operations.